EXHIBIT A

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) the type that the registrant customarily and actually treats as private or confidential and (ii) not material.

AMENDED AND RESTATED STATEMENT OF WORK NO. 1

This Amended and Restated Statement of Work No. 1, dated as of August 10, 2026, is entered into by and between Build Something LLC (d/b/a Build Something Product Group / BSPG), a Delaware limited liability company ("Developer") and Phunware, Inc., a Delaware corporation ("Customer") and relates to the Project specified below.

I.
Amendment and Restatement. This SOW No. 1 amends and restates that certain original Statement of Work No. 1, dated as of May 13, 2026 (the "Original SOW No. 1"), in its entirety. This Amended and Restated Statement of Work No. 1 is hereby incorporated into and made a part of that certain Master Software and Services Agreement, dated as of May 13, 2026, by and between Developer and Customer (as amended, restated, supplemented or otherwise modified from time to time, the "Master Software and Services Agreement") with respect to the Project specified below and is referred to herein as the "SOW". Capitalized terms used but not defined herein and which are defined in the Master Software and Services Agreement shall have the meanings specified in the Master Software and Services Agreement. The Parties acknowledge and agree that certain terms and provisions in this SOW are designated as to be negotiated, determined or otherwise included in this SOW and such terms and provisions will be negotiated, determined or otherwise included and made part of this SOW by SOW Amendments entered into by the Parties following the date hereof and that the Parties intend to be and are bound by the terms and provisions currently set forth in this SOW which are valid and enforceable.
II.
Project Overview
A.
Project: Apollo
B.
Project Services: the primary Services to be performed by Developer for the Project hereunder are:
1.
Software Development Services
(a)
Software Development Deliverables
(b)
Software Documentation Deliverables
2.
Advisory Services
(a)
Product Management Advisory Services
(b)
Sales and Marketing Advisory Services

Amended and Restated Phunware - BSPG Statement of Work No. 1.v5

(c)
Strategic Advisory Services
C.
Project Managers
1.
Developer Project Manager
(a)
Name: Michael Cerda
(b)
Title: Founder, BSPG
(c)
Email Address: [***]
(d)
Telephone Number: [***]
2.
Customer Project Manager
(a)
Name: Jason Powell
(b)
Title: Senior Vice President, Engineering and Product, Phunware, Inc.
(c)
Email Address: [***]
(d)
Telephone Number: [***]
D.
Project Term: May 17, 2026 (the "Project Commencement Date") to and including May 28, 2027 (the "Project Completion Date")
E.
Project Operational Framework (including AI Tools and Documentation): see Project Apollo AI Assisted Software Development, Governance, Testing, Security and Operational Framework, prepared by Developer and Customer and attached hereto as Exhibit A which sets forth the operating framework for AI assisted software development, documentation, tooling, ownership, infrastructure responsibility, testing, customer validation, governance, operational controls and collaboration by the Parties for Project Apollo (the "Project Operational Framework")
F.
Project Implementation Plan: Developer and Customer will agree upon and incorporate the Project Implementation Plan for the Project with and into this Amended and Restated Statement of Work No. 1 on or before September 30, 2026
G.
Project Completion Date: on or before May 28, 2027

III.
Milestones, Milestone Services and Milestone Dates; Specifications; Deliverables and Documentation
A.
Milestone 1: Completion, Delivery and Acceptance of Foundation Set Software Development and Advisory Services, Specifications, Deliverables and Documentation
1.
Milestone 1 Services
(a)
Foundation Set Software Development Services, Deliverables and Documentation
(i)
Establish the Customer Software platform foundation set that every subsequent Project release will depend on; avoid accumulation of technical debt that erodes velocity and increases delivery risk
(ii)
The primary Foundation Set Software Development Deliverables shall consist of the following:
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(iii)
The primary Foundation Set Software Documentation Deliverables shall be determined, agreed upon and prepared by the Parties in SOW Amendments and as contemplated in the Project Operational Framework
(b)
Advisory Services
(i)
Product Management Advisory Services: advise Customer senior management and product teams on Project-related product design, management and development for Apollo generally and Milestone 1 Software Development Deliverables specifically, as requested by Customer
(ii)
Sales and Marketing Advisory Services: advise Customer senior management and sales and marketing teams on Project-related product and services sales and marketing initiatives for Apollo
(iii)
Strategic Advisory Services: advise Customer senior management and Board of Directors on Project-related strategies for Apollo; participate in Customer senior leadership meetings and Board of Directors meetings relating to the Project generally and Milestone 1 Software Development Deliverables specifically, as requested by Customer
2.
Functional Specifications
(a)
[***]
(b)
[***]
3.
Technical Specifications: to be included herein by SOW Amendment as Annex A hereto
4.
Delivery and Testing of Software Development and Documentation Deliverables; Deliverable Acceptance Criteria: the procedures and criteria for completion, delivery, testing and acceptance of Milestone 1 Software Development and Documentation Deliverables will be determined in good faith and agreed upon by the Parties in SOW Amendments and as contemplated by the Project Operational Framework
5.
Key Milestone 1 Dates (any dates referenced but not specified below will be determined in good faith and agreed upon by the Parties in SOW Amendments)
(a)
Services Commencement Date: the date which is three (3) business days after the Project Commencement Date
(b)
Software Development Services Deliverables and Documentation Dates
(i)
Pre-Delivery Completion Date
(ii)
Pre-Delivery Developer / Customer Testing Dates
(iii)
Post-Testing Delivery Dates

(c)
Customer Board of Directors / Senior Management Software Deliverables and Documentation Review Date: July 17, 2026
(d)
Acceptance Period Dates
(e)
Final Delivery and Acceptance Date: on or before August 31, 2026
(f)
Customer IR/PR Announcement Date: date within five (5) business days after the Milestone 1 Final Delivery and Acceptance Date (or other date determined by Customer)
B.
Milestone 2: Completion, Delivery and Acceptance of Apollo MVP Software Development and Advisory Services, Specifications, Deliverables and Documentation
1.
Milestone 2 Services
(a)
Apollo MVP Software Development Services, Deliverables and Documentation
(i)
Establish and activate the intelligence layer and expand Apollo footprint across named pilot properties, moving from a single property proof of concept to a multi-property platform demonstration
(ii)
The primary Apollo MVP Software Development Deliverables shall consist of the following:
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(iii)
The primary Apollo MVP Software Documentation Deliverables shall be determined in good faith, agreed upon and prepared by the Parties in SOW Amendments and as contemplated in the Project Operational Framework
(b)
Advisory Services
(i)
Product Management Advisory Services: advise Customer senior management and product teams on Project-related product design, management and development for Apollo generally and Milestone 2 Software Development Deliverables specifically, as requested by Customer
(ii)
Sales and Marketing Advisory Services: advise Customer senior management and sales and marketing teams on Project-related product and services sales and marketing initiatives for Apollo
(iii)
Strategic Advisory Services: advise Customer senior management and Board of Directors on Project-related strategies for Apollo; participate in Customer senior leadership meetings and Board of Directors meetings relating to the Project generally and Milestone 2 Software Development Deliverables specifically, as requested by Customer
2.
Functional Specifications
(a)
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(b)
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(c)
[***]
(d)
[***]
(e)
[***]
(f)
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3.
Technical Specifications: to be included herein by SOW Amendment as Annex B hereto

4.
Delivery and Testing of Software Development and Documentation Deliverables; Deliverable Acceptance Criteria: the procedures and criteria for delivery, testing and acceptance of Milestone 2 Software Development and Documentation Deliverables will be determined in good faith and agreed upon by the Parties in SOW Amendments and as contemplated by the Project Operational Framework
5.
Key Milestone 2 Dates (any dates referenced but not specified below will be determined in good faith and agreed upon by the Parties in SOW Amendments)
(a)
Services Commencement Date: the date which is five (5) business days after the Milestone 1 Final Delivery and Acceptance Date
(b)
Software Development Services Deliverables and Documentation Dates
(i)
Pre-Delivery Completion Date
(ii)
Pre-Delivery Developer / Customer Testing Dates
(iii)
Post-Testing Delivery Dates
(c)
Customer Board of Directors / Senior Management Software Deliverables and Documentation Review Date (date to be determined by Customer)
(d)
Acceptance Period Dates
(e)
Final Delivery and Acceptance Date: on or before October 31, 2026
(f)
Customer IR/PR Announcement Date: date within five (5) business days after the Milestone 2 Final Delivery and Acceptance Date (or other date determined by Customer)
C.
Milestone 3: Completion, Delivery and Acceptance of Commerce and Field Ops Software Development and Advisory Services, Specifications, Deliverables and Documentation
1.
Milestone 3 Services
(a)
Commerce and Field Ops Software Development Services, Specifications, Deliverables and Documentation
(i)
Establish Apollo revenue-generating and operational action layers; move beyond experience and visibility into attributable business impact; demonstrate direct connection between platform investment and property revenue

(ii)
The primary Commerce and Field Ops Software Development Deliverables shall consist of the following:
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(iii)
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(b)
Advisory Services
(i)
Product Management Advisory Services: advise Customer senior management and product teams on Project-related product design, management and development for Apollo generally and Milestone 3 Software Development Deliverables specifically, as requested by Customer
(ii)
Sales and Marketing Advisory Services: advise Customer senior management and sales and marketing teams on Project-related product and services sales and marketing initiatives for Apollo
(iii)
Strategic Advisory Services: advise Customer senior management and Board of Directors on Project-related strategies for Apollo; participate in Customer senior leadership meetings and Board of Directors meetings relating to the Project generally and Milestone 3 Software Development Deliverables specifically, as requested by Customer

2.
Functional Specifications
(a)
[***]
(b)
[***]
(c)
[***]
(d)
[***]
3.
Technical Specifications: to be included herein by SOW Amendment as Annex C hereto
4.
Development and Documentation Deliverables; Deliverable Acceptance Criteria: the procedures and criteria for delivery, testing and acceptance of Milestone 3 Software Development and Documentation Deliverables will be determined in good faith and agreed upon by the Parties in SOW Amendments and as contemplated by the Project Operational Framework
5.
Key Milestone 3 Dates (any dates referenced but not specified below will be determined in good faith and agreed upon by the Parties in SOW Amendments)
(a)
Services Commencement Date: the date which is five (5) business days after the Milestone 2 Final Delivery and Acceptance Date
(b)
Software Development Services Deliverables and Documentation Dates
(i)
Pre-Delivery Completion Date
(ii)
Pre-Delivery Developer / Customer Testing Dates
(iii)
Post-Testing Delivery Dates
(c)
Customer Board of Directors / Senior Management Software Deliverables and Documentation Review Date (date to be determined by Customer)
(d)
Acceptance Period Dates
(e)
Final Delivery and Acceptance Date: on or before January 31, 2027
(f)
Customer IR/PR Announcement Date: date within five (5) business days after the Milestone 3 Final Delivery and Acceptance Date (or other date determined by Customer)

D.
Milestone 4: Completion, Delivery and Acceptance of Apollo v1 Software Development and Advisory Services, Specifications, Deliverables and Documentation
1.
Milestone 4 Services
(a)
Apollo v1 Software Development Services, Specifications, Deliverables and Documentation
(i)
Transition Apollo Software from pilot to platform with cross-property identity, ML-driven recommendations in production, and the foundation in place for continue expansion beyond the initial property set
(ii)
The primary Apollo v1 Software Development Deliverables shall consist of the following:
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(iii)
The primary Apollo v1 Software Documentation Deliverables shall be determined in good faith, agreed upon and prepared by the Parties in SOW Amendments and as contemplated in the Project Operational Framework
(b)
Advisory Services
(i)
Product Management Advisory Services: advise Customer senior management and product teams on Project-related product design, management and development for Apollo generally and Milestone 4 Software Development Deliverables specifically, as requested by Customer

(ii)
Sales and Marketing Advisory Services: advise Customer senior management and sales and marketing teams on Project-related product and services sales and marketing initiatives for Apollo
(iii)
Strategic Advisory Services: advise Customer senior management and Board of Directors on Project-related strategies for Apollo; participate in Customer senior leadership meetings and Board of Directors meetings relating to the Project generally and Milestone 4 Software Development Deliverables specifically, as requested by Customer
2.
Functional Specifications
(a)
[***]
(b)
[***]
(c)
[***]
3.
Technical Specifications: to be included herein by SOW Amendment as Annex D hereto
4.
Delivery and Testing of Software Development and Documentation Deliverables; Deliverable Acceptance Criteria: the procedures and criteria for delivery, testing and acceptance of Milestone 4 Software Development and Documentation Deliverables will be determined in good faith, agreed upon and prepared by the Parties in SOW Amendments and as contemplated by the Project Operational Framework
5.
Key Milestone 4 Dates (any dates referenced but not specified below will be determined in good faith and agreed upon by the Parties in SOW Amendments)
(a)
Services Commencement Date: the date which is five (5) business days after Milestone 3 Final Delivery and Acceptance Date
(b)
Software Development Services Deliverables and Documentation Dates
(i)
Pre-Delivery Completion Date
(ii)
Pre-Delivery Developer / Customer Testing Dates
(iii)
Post-Testing Delivery Dates

(c)
Customer Board of Directors / Senior Management Software Deliverables and Documentation Review Date (date to be determined by Customer)
(d)
Acceptance Period Dates
(e)
Final Delivery and Acceptance Date: on or before April 30, 2027
(f)
Customer IR/PR Announcement Date: date within five (5) business days after the Milestone 4 Final Delivery and Acceptance Date (or other date determined by Customer)
IV.
Background Technology / Background IP Licenses (in each case as and to the extent applicable for any Milestone; if applicable, to be specified by the Parties in SOW Amendments and related licensing agreements)
A.
Developer Licenses of Background Technology / Background IP to Customer Relating to Milestone 1 Foundation Set Software Development Deliverables
B.
Developer Licenses of Background Technology / Background IP Licenses to Customer Relating to Milestone 2 Apollo MVP Software Development Deliverables
C.
Developer Licenses of Background Technology / Background IP Licenses to Customer Relating to Milestone 3 Commerce and Field Ops Software Development Deliverables
D.
Developer Licenses of Background Technology / Background IP Licenses to Customer Relating to Milestone 4 Apollo v1 Software Development Deliverables or Overall Project
V.
Customer Requirements and Approvals (in each case as and to the extent applicable for any Milestone; if applicable, to be addressed by the Parties in SOW Amendments)
A.
Milestone 1 Foundation Set
1.
Customer Requirements (Customer personnel; Customer systems access; Customer facilitation of third party access to Customer systems and to systems of third parties)
2.
Approved Third Party Software / Documentation
3.
Approved Open Source Software / Documentation
4.
Approved Subcontracts
B.
Milestone 2 Apollo MVP

1.
Customer Requirements (Customer personnel; Customer systems access; Customer facilitation of third party access to Customer systems and to systems of third parties)
2.
Approved Third Party Software / Documentation
3.
Approved Open Source Software / Documentation
4.
Approved Subcontracts
C.
Milestone 3 Commerce and Field Ops
1.
Customer Requirements (Customer personnel; Customer systems access; Customer facilitation of third party access to Customer systems and to systems of third parties)
2.
Approved Third Party Software / Documentation
3.
Approved Open Source Software / Documentation
4.
Approved Subcontracts
D.
Milestone 4 Apollo v1
1.
Customer Requirements (Customer personnel; Customer systems access; Customer facilitation of third party access to Customer systems and to systems of third parties)
2.
Approved Third Party Software / Documentation
3.
Approved Open Source Software / Documentation
4.
Approved Subcontracts
VI.
Developer Project Fees
A.
Total Project Fees (for all Software Development, Documentation and Advisory Services): $3,559,200.00
B.
Project Fee Payments and Payment Dates
1.
Milestone 1 Foundation Set Total Fee Payment: $889,880.00; billed monthly in three installments after the Milestone 1 Services Commencement Date
2.
Milestone 2 Apollo MVP Total Fee Payment: $889,880.00; billed monthly in three installments after the Services Milestone 2 Services Commencement Date

3.
Milestone 3 Commerce and Field Ops Total Fee Payment: $889,880.00; billed monthly in three installments after the Milestone 3 Services Commencement Date
4.
Milestone 4 Apollo v1 Total Fee Payment: $889,880.00 billed monthly in three installments after the Milestone 4 Services Commencement Date
C.
All Fee Payments referenced herein will be made by Customer to Developer in U.S. Dollars, in cash and in immediately available funds via direct transfers to the bank account of and designated by Developer
VII.
Project Cybersecurity / Data Protection Policies and Requirements: set forth on Exhibit B attached hereto and incorporated by reference herein
VIII.
Project Software Support, Maintenance and Training Requirements: to be included herein by SOW Amendment as Annex E hereto
IX.
Additional Termination Provisions

Developer shall not exercise its rights to terminate for convenience this SOW or the Master Software and Services Agreement under Section 9(b) of the Master Software and Services Agreement until after the completion and acceptance of all Milestone 1 Deliverables on the Final Delivery and Acceptance Date.

X.
Effectiveness

This Amended and Restated Statement of Work No. 1 will be effective upon execution by both Parties below and Developer will thereafter create, develop and deliver the Software, Documentation and other Deliverables as set forth herein and otherwise perform and provide the other Services described herein in accordance with the terms set forth herein and in the Master Software and Services Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Amended and Restated Statement of Work No. 1 as of the date first above written.

BUILD SOMETHING LLC (d/b/a BUILD SOMETHING PRODUCT GROUP / BSPG)

By: /s/ Michael Cerda

Name: Michael Cerda

Title: Founder

PHUNWARE, INC.

By: /s/ Dmitry Kroshka

Name: Dmitry Kroshka

Title: Chief Executive Officer

Signature Page to Amended and Restated Statement of Work No. 1

EXHIBIT A

PROJECT OPERATIONAL FRAMEWORK

[see attached]

[***]

EXHIBIT B

PROJECT CYBERSECURITY / DATA PROTECTION
POLICIES AND REQUIREMENTS

1.
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2.
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3.
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4.
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5.
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6.
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7.
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8.
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9.
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10.
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11.
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12.
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ANNEX A

TECHNICAL SPECIFICATIONS
(Milestone 1 Software Development Deliverables)

[to be included]

[***]

ANNEX B

TECHNICAL SPECIFICATIONS
(Milestone 2 Software Development Deliverables)

[to be included]

[***]

ANNEX C

TECHNICAL SPECIFICATIONS
(Milestone 3 Software Development Deliverables)

[to be included]

[***]

ANNEX D

TECHNICAL SPECIFICATIONS
(Milestone 4 Software Development Deliverables)

[to be included]

[***]

ANNEX E

PROJECT SOFTWARE SUPPORT, MAINTENANCE
AND TRAINING REQUIREMENTS

[to be included]

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